UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01. Entry into a Material Definitive Agreement.

Mast Hill Fund, L.P.

On April 12, 2022, Better For You Wellness, Inc. (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreements") with Mast Hill Fund, L.P., a Delaware limited partnership ("Mast Hill"), respectively, pursuant to which Mast Hill purchased a promissory note, with a principal amount of $310,000 for a purchase price of $279,000 (the "Note"). The closing of the Purchase Agreements occurred on April 12, 2022. The Note bears an original issue discount of $31,000, each bear interest of 12% per year and mature on April 12, 2023 (the "Maturity Date"). The Note is convertible into shares of the Company's common stock at conversion price of $0.037 per share, subject to adjustment as provided therein. The Company has the right to prepay the Note in full, including accrued but unpaid interest, without prepayment penalty provided an event of default, as defined therein, has not occurred. In the seven (7) trading days prior to any prepayment Mast Hill shall have the right to convert their Note into Common Stock of the Company in accordance with the terms of such Note. The Note contains events of defaults and certain negative covenants that are typical in the types of transactions contemplated by the Purchase Agreements.

Pursuant to the Purchase Agreements, the Company issued to Mast Hill 4,960,000 commitment shares of the Company's common stock (the "Commitment Shares") as a condition to closing.

In connection with the Purchase Agreements, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Mast Hill, pursuant to which the Company is obligated to file a registration statement within 90 days of the date of the Registration Rights Agreement covering the sale of the Commitment Shares and the shares of the Company's common stock that may be issued to Mast Hill pursuant to the conversion of the Note.

JH Darbie & Co., Inc. ("JH Darbie") and the Company are parties to a Finder's Fee Agreement, signed March 15, 2020 ("Finder's Agreement") pursuant to which JH Darbie would introduce the Issuer to third-party investors. Pursuant to the Finder's Agreement,  fees of approximately $22,320.00 were paid to JH Darbie. In addition, JH Darbie is to receive non-callable warrants of equal to 8% warrant coverage of the amount raised. The warrants shall entitle JH Darbie thereof to purchase common stock of the Company at a purchase price equal to 120% of the exercise price of the transaction or the public market closing price of the Issuer's common stock on the date of the Transaction, whichever is lower (such price, the "Warrant Price"). The warrants shall be exercisable immediately after the date of issuance, shall have anti-dilutive price protection, participating registration rights, and shall expire 5 years after the date of issuance, in accordance with the Finder's Agreement.

The foregoing descriptions of the Purchase Agreements, the Note, the Registration Rights Agreement, and the Finder's Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreements, the Note, the Registration Rights Agreements, and the Finder's Agreement, copies of the forms of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement.

On December 3, 2021, the Company executed an Amended and Corrected Equity Purchase Agreement (the "Equity Purchase Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") with Williamsburg Venture Holdings LLC, a Nevada limited liability Company ("WVH"). Pursuant to the terms of the Equity Purchase Agreement and Registration Rights Agreement, WVH was to purchase from the Company, upon the filing of a Current Report on Form 8-K regarding the Company ceasing to be a "shell" company and on the approval of an uplisting to the OTCQB or higher market, $250,000 of the Company's common stock at a 15% discount to the last closing price of the Company's common stock as reported by the OTC Markets Group.  The Equity Purchase Agreement also provided that, upon the filing of a registration statement on Form S-1 covering all the shares sold to WVH under the Equity Purchase Agreement and related Amended and Corrected Registration Rights Agreement (the "Registration Rights Agreement"), WVH was to purchase an additional $250,000 of the Company's common stock at a 15% discount to the last closing price of the Company's common stock as reported by the OTC Markets Group. Under the terms and conditions of the Registration Rights Agreement, the Company had agreed to provide certain registration rights to WVH under the Securities Act of 1933, as amended (the "Securities Act").

On April 12, 2022, the Company entered into an Agreement to Terminate Amended and Corrected Equity Purchase Agreement (the "Agreement to Terminate") with WVH to terminate the aforementioned Equity Purchase Agreement, whereby WVH agreed to forfeit the 7,048,873 shares of Better For You Wellness, Inc. common stock that were previously issued to WVH as Commitment Shares pursuant to the Equity Purchase Agreement.

The above description of the Equity Purchase Agreement is a summary only and is subject to, and qualified entirely by, the Equity Purchase Agreement, which was previously filed on December 8, 2021 as Exhibit 10.1 to the Company's December 3, 2021 Current Report on Form 8-K and incorporated herein by reference.

The above description of the Registration Rights Agreement is a summary only and is subject to, and qualified entirely by, the Registration Rights Agreement, which was previously filed on December 8, 2021 as Exhibit 10.2 to the Company's December 3, 2021 Current Report on Form 8-K and incorporated herein by reference.

The above description of the Agreement to Terminate is a summary only and is subject to, and qualified entirely by, the Agreement to Terminate, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Shares was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Shares by the Company; (d) the Shares were not broken down into smaller denominations; (e) the negotiations for the issuance of the Shares took place directly between the individual and the Company; and (f) the recipient of the Shares is an accredited investor.

Item 7.01. Regulation FD Disclosure.

On April 18, 2022, we issued a press release relating to, amongst other things, the information and events disclosed within this Form 8-K. A copy of the Company's press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Form of Share Purchase Agreement
10.2	Form of Promissory Note
10.3	Form of Registration Rights Agreement
10.4	Form of Finder's Agreement
10.5	Form of Agreement to Terminate
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Portions of this report may constitute "forward-looking statements" as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: April 18, 2022	/s/ Ian James
Ian James Chief Executive Officer